Loans and Advances to Banks - Parent	12 Months Ended
Dec. 31, 2022
Santander UK Group Holdings plc
Net Loans And Advances To Banks [Line Items]
Loans and Advances to Banks
46.5 LOANS AND ADVANCES TO BANKS
Loans and advances to banks comprise mainly amounts due from Santander UK group undertakings. The fair values of loans and advances to banks are equal to their carrying amounts. In 2022 and 2021, there were no material expected credit losses. All of our senior debt issued out of Santander UK Group Holdings plc is downstreamed to our principal operating company Santander UK plc.